Exhibit 99.1

ASPEN INSURANCE HOLDINGS LIMITED

REMARKETING AGREEMENT

December 12, 2005

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Aspen Insurance Holdings Limited, a Bermuda company (the "Company"), is issuing and selling, on the date hereof, pursuant to the Underwriting Agreement, dated December 6, 2005 (the "Underwriting Agreement"), between the Company and Lehman Brothers Inc., as underwriter (the "Underwriter"), 4,000,000 of its 5.625% Perpetual Preferred Income Equity Replacement Securities (Perpetual PIERS) (the "Firm Securities"), $50 liquidation preference (the "Perpetual PIERS"). In addition, pursuant to the Underwriting Agreement, the Company has granted to the Underwriter an option to purchase up to an additional 600,000 Perpetual PIERS (the "Option Securities"; and, together with the Firm Securities, "the Offered Securities").

The Perpetual PIERS are convertible by the holders thereof at any time initially based on a conversion rate per Perpetual PIERS of 1.7077 ordinary shares, par value $0.001514458 per share, of the Company (the "Ordinary Shares"). Upon voluntary conversion, the Company will deliver, per Perpetual PIERS, one Perpetual Preference Share, $50 liquidation preference, of the Company (each, a "Perpetual Preference Share"), and a number, if any, of Ordinary Shares, upon the terms and subject to the conditions and adjustments set forth in the Certificate of Designation of the Perpetual PIERS. The Perpetual Preference Shares and Ordinary Shares which shall be delivered upon conversion of the Perpetual PIERS are hereinafter collectively called the "Underlying Shares."

Under certain circumstances set forth in the Certificate of Designation of the Perpetual Preference Shares, the Perpetual Preference Shares may be remarketed in accordance with the terms of this Agreement (the "Remarketing"). Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the Certificate of Designation of the Perpetual Preference Shares or, if not therein defined, the Underwriting Agreement. As used in this Agreement, the term "Remarketed Perpetual Preference Shares" means the Perpetual Preference Shares subject to the Remarketing as notified by the Company on the last day of the Remarketing Election Period; and the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Remarketed Perpetual Preference Shares as described in the Certificate of Designation of the Perpetual Preference Shares and this Agreement.

Section 1.    Appointment and Obligations of the Remarketing Agent.

(a) The Company hereby appoints Lehman Brothers Inc. as exclusive remarketing agent (in such capacity, the "Remarketing Agent"), and Lehman Brothers Inc. hereby accepts appointment as Remarketing Agent, for the purpose of (i) Remarketing Remarketed Perpetual Preference Shares on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

(b) The Remarketing Agent agrees to: (i) use commercially reasonable efforts to remarket the Remarketed Perpetual Preference Shares tendered to the Remarketing Agent in the Remarketing; (ii) notify the Company promptly of the Reset Rate as set forth in this Agreement; and (iii) carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

(c) On the sixth Settlement Period Trading Day after the last day of the Remarketing Election Period (which we refer to as the "Initial Remarketing Date"), the Remarketing Agent shall use its commercially reasonable efforts to remarket at the lowest fixed rate per annum (unless the Company has determined, as provided in Section 1(f), to remarket at a floating rate based on 3-Month LIBOR) that will enable it to remarket the Remarketed Perpetual Preference Shares at a price, per Remarketed Perpetual Preference Share, equal to $50.50 plus an amount equal to any declared and unpaid dividends thereon. If the Remarketing Agent cannot remarket the Remarketed Perpetual Preference Shares on the Initial Remarketing Date, the Remarketing Agent will use its commercially reasonable efforts to remarket the Remarketed Perpetual Preference Shares at the same price on the eleventh Settlement Period Trading Day after the last day of the Remarketing Election Period (which we refer to as the "Second Remarketing Date"). If the Remarketing Agent cannot remarket the Remarketed Perpetual Preference Shares on the Second Remarketing Date, the Remarketing Agent will use its commercially reasonable efforts to remarket the Remarketed Perpetual Preference Shares at the same price on the sixteenth Settlement Period Trading Day after the last day of the Remarketing Election Period (which we refer to as the "Third Remarketing Date"). If the Remarketing Agent cannot remarket the Remarketed Perpetual Preference Shares on the Third Remarketing Date, the Remarketing Agent will use its commercially reasonable efforts to remarket the Remarketed Perpetual Preference Shares at the same price on the twenty-first Settlement Period Trading Day after the last day of the Remarketing Election Period (which we refer to as the "Final Remarketing Date"). The Initial Remarketing Date, the Second Remarketing Date, the Third Remarketing Date and the Final Remarketing Date are each referred to herein as a "Remarketing Date". In no event shall the Remarketing Agent remarket the Remarketed Perpetual Preference Shares at a fixed rate per annum that is lower than 5.625% or exceeds the maximum rate permitted by applicable law. The Remarketing Agent shall provide the Company with information in respect of the Remarketing, as appropriate, during the Remarketing Date.

(d) The Remarketing Agent shall not commence any Remarketing if the Company has provided the Remarketing Agent with written notice, no later than 5:00 p.m. (New York City time) on the second Settlement Period Trading Day after the last day of the Remarketing Election Period, indicating that it has exercised its option to redeem in whole the Perpetual Preference Shares in accordance with the Certificate of Designation of Perpetual Preference Shares. In addition, the Remarketing Agent shall terminate a Remarketing if the Company elects to terminate such Remarketing by providing the Remarketing Agent with such notice no later than 5:00 p.m. (New York City time) on the day prior to the Remarketing Date.

(e) No Remarketing shall occur unless all Remarketed Perpetual Preference Shares are held in book-entry form through The Depository Trust Company ("DTC").

(f) If the Company determines in connection with the Remarketing to set optional redemption provisions that will apply to the Remarketed Perpetual Preference Shares under the Certificate of Designation of Perpetual Preference Shares, or to remarket the Remarketed Perpetual Preference Shares at a floating rate based on 3-Month LIBOR, the Remarketing Agent must determine whether, in its reasonable judgment, such proposed redemption provisions or decision to remarket at a floating rate would adversely affect the Remarketing. Additionally, the Company shall determine the method of payment that will apply to the Remarketed Perpetual Preference Shares; provided, however, that such determination may not, in the reasonable judgment of the Remarketing Agent, adversely affect the Remarketing.

(g) If, on or prior to 4:00 p.m. (New York City time) on a Remarketing Date, as a result of the efforts described in Section 1(c), the Remarketing Agent determines that it is able to remarket all Remarketed Perpetual Preference Shares, a successful Remarketing (a "Successful Remarketing") shall have occurred.

(h) If, as of 4:00 p.m. (New York City time) on the Initial Remarketing Date, Second Remarketing Date or Third Remarketing Date, the Remarketing Agent determines that it is unable to remarket all Remarketed Perpetual Preference Shares, a failed Remarketing shall be deemed to have occurred on such date and the Remarketing Agent shall so advise by telephone DTC and the Company.

(i) If, as of 4:00 p.m. (New York City time) on the Final Remarketing Date, the Remarketing Agent is unable to remarket all Remarketed Perpetual Preference Shares, (i) a final failed Remarketing (the "Final Failed Remarketing") shall be deemed to have occurred, (ii) the Remarketing Agent shall determine the Reset Rate, which shall equal 3-Month LIBOR plus 454 basis points; and (iii) the Remarketing Agent shall so advise by telephone DTC and the Company.

(j) By approximately 4:30 p.m. (New York City time) on a Remarketing Date, the Remarketing Agent shall advise, by telephone: (i) the DTC participant and the Company whether a Successful Remarketing has occurred and if so, the Reset Rate determined in the Remarketing and the number of Remarketed Perpetual Preference Shares sold; (ii) each purchaser (or the DTC participant thereof) of the Reset Rate and the number of Remarketed Perpetual Preference Shares such purchaser is to purchase; and (iii) each purchaser to give instructions to its DTC participant to pay the purchase price on the third Business Day immediately following such Remarketing Date (the "Settlement Date") in immediately available funds against delivery of the Remarketed Perpetual Preference Shares purchased through the facilities of the DTC participant.

(k) If a Successful Remarketing occurs, on the Settlement Date, the purchasers shall pay the purchase price in immediately available funds against delivery of the Remarketed Perpetual Preference Shares purchased through the facilities of the DTC participant. The Remarketing Agent shall deduct a remarketing fee equal to $0.50 per Remarketed Perpetual Preference Share multiplied by the number of Remarketed Perpetual Preference Shares from the aggregate proceeds from the Remarketing and remit the remaining portion to the Company for the benefit of the holders by 5:00 p.m. (New York City time) on the third Business Day immediately following the related Remarketing Date.

Section 2.    Representations, Warranties and Agreements of the Company.

The Company represents, warrants and agrees (i) on and as of the date hereof, (ii) on and as of the date the Statutory Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date"), (iii) on and as of any Remarketing Date and (iv) on and as of the Settlement Date, that:

(a) A registration statement (No. 333-129214) and an amendment or amendments thereto with respect to the initial offering of the Offered Securities and the Underlying Shares has: (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act; and a registration statement or registration statements on Form F-3, if required to be filed in connection with the Remarketing, may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission under the Securities Act. Copies of such registration statement or registration statements that have become effective and the amendment or amendments to such registration statements have been delivered by the Company to the Remarketing Agent.

As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the date of the Effective Time of such last registration statement.

"Registration Statement" as of any time such last registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

"Statutory Prospectus" as of any time means the prospectus relating to the Remarketed Perpetual Preference Shares included in the Registration Statement immediately prior to that time,

including any document incorporated by reference therein and any basic prospectus deemed to be a part thereof that has not been superseded or modified. For purposes this definition, information contained in a form of prospectus (including a prospectus supplement) that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Securities Act. "Prospectus" means the Statutory Prospectus that discloses the public offering price and other final terms of the Remarketed Perpetual Preference Shares and otherwise satisfies Section 10(a) of the Securities Act.

"Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433, relating to Remarketed Perpetual Preference Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "General Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors. "Limited Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

"Applicable Time" mean the time of sale of the Remarketed Perpetual Preference Shares, as determined by the Remarketing Agent.

"Remarketing Materials" means any Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing, and shall be deemed to refer to and include any documents incorporated by reference therein under the Securities Act as of the date of such Statutory Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Statutory Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Statutory Prospectus or the Prospectus incorporated by reference therein or, if so incorporated, the Remarketing Materials, as the case may be.

(b) The Registration Statement conformed and will conform in all material respects on the Effective Date, the Commencement Date, any Remarketing Date and the Settlement Date to the requirements of the Securities Act and the Rules and Regulations, and does not and will not, as of the Effective Date and any amendment thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the case of the Registration Statement, not misleading; provided that no representation and warranty is made as to the information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Statutory Prospectus, the Prospectus or the Remarketing Materials.

(c) (A) At the time of filing of the Registration Statement, (B) at time of the most recent amendment of the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act, or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Remarketed Perpetual Preference Shares in reliance on the exemption of Rule 163, the Company was a "well-known seasoned issuer" as defined in Rule 405, including not having been an "ineligible issuer" as defined in Rule 405.

(d) As of the Applicable Time, neither (a) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus, the price to the public on the cover page of the Prospectus and the statements under the caption "Description of Perpetual Preference Shares" in the Prospectus, all considered together (collectively, the "General Disclosure Package"), nor (b) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein.

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Remarketed Perpetual Preference Shares or until any earlier date that the Company notified or notifies the Remarketing Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (a) the Company has promptly notified or will promptly notify the Remarketing Agent and (b) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein.

(f) The Remarketing Materials do not and will not, as of the Commencement Date, any Remarketing Date and the Settlement Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to the information contained in or omitted from the Remarketing Materials in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein.

(g) Neither the Company nor any of its subsidiaries has sustained since the respective dates of the latest audited financial statements included or incorporated by reference in the Registration Statement, Prospectus or any Remarketing Materials any material loss or interference with its business (exclusive of reinsurance treaties and insurance policies covering third-party risks) from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or any Remarketing Materials; and, since the respective dates as of which information is given in any Registration Statement, the Prospectus or any Remarketing Materials, there has not been any material adverse change in the capital stock, the capital or surplus or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus or any Remarketing Materials.

(h) The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of Bermuda, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not result in a Material Adverse Effect; each of the Designated Subsidiaries has been duly organized or incorporated and is validly existing as a company or corporation in good standing (including, in the case of Aspen Insurance Limited, as an exempted company) under the laws of its jurisdiction of organization or incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign company or corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not result in a Material Adverse Effect.

(i) The Company has an authorized capitalization as set forth in the Prospectus and in any Remarketing Materials, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of share capital contained in the Prospectus and in any Remarketing Materials; the Remarketed Perpetual Preference Shares have been duly and validly authorized and issued and are fully paid and non-assessable; the Remarketed Perpetual Preference Shares and the Remarketing Agreement will conform to the descriptions thereof contained in the Prospectus and any Remarketing Materials; and all of the currently issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth in the Prospectus and any Remarketing Materials, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights which have not been complied with; except as disclosed in the Prospectus and any Remarketing Materials, there are no restrictions on subsequent transfers of the Remarketed Perpetual Preference Shares under the laws of Bermuda, as long as the Ordinary Shares are listed on the New York Stock Exchange (the "NYSE"), and of the United States; and except as disclosed in the Prospectus and any Remarketing Materials, no party has the right to require the Company to register securities.

(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) There are no currency exchange control laws or withholding taxes, in each case of Bermuda or the United Kingdom (or any political subdivision or taxing authority thereof) that would be applicable to the payment of dividends (A) on the Remarketed Perpetual Preference Shares by the Company (other than as may apply to residents of Bermuda for Bermuda exchange control purposes) or (B) by any of the Company's subsidiaries to the Company; the Bermuda Monetary Authority (the "BMA") has designated the Company and Aspen Bermuda as non-resident for exchange control purposes and has granted permission for the issue and free transferability of the Remarketed Perpetual Preference Shares pursuant to the Registration Statement, as long as the Ordinary Shares are listed on the NYSE, to and among persons who are non-residents of Bermuda for exchange control purposes (including permission for the issue and free transferability of up to 20% of the Remarketed Perpetual Preference Shares, to and among persons who are residents of Bermuda for exchange control purposes); such permission has not been revoked and is in full force and effect, and the Company has no knowledge of any proceedings planned or threatened for the revocation of such permission; the Company and Aspen Bermuda are "exempted companies" under Bermuda law and have not (V) acquired and do not hold any land for their respective business in Bermuda, other than that held by way of lease or tenancy for terms of not more than 50 years, without the express authorization of the Bermuda Minister of Finance, (W) acquired and do not hold land by way of lease or tenancy for terms of not more than 21 years in order to provide accommodation or recreational facilities for their officers and employees, without the express authority of the Bermuda Minister of Finance, (X) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (Y) acquired any bonds or debentures secured by any land in Bermuda, except bonds or debentures issued by the government of Bermuda or a public authority of Bermuda, or (Z) conducted their business in a manner that is prohibited for "exempted companies" under Bermuda law; neither the Company nor Aspen Bermuda has received notification from the BMA or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as non-resident for exchange control purposes, its permission to issue and transfer the Remarketed Perpetual Preference Shares, or its status as an "exempted company"; provided, however, that the Company and the Remarketing Agent agree to modify in good faith the foregoing to the extent necessary to reflect changes in the circumstances in the Company or applicable laws or regulations since the date hereof.

(l) The issue and delivery, upon Remarketing, of the Remarketed Perpetual Preference Shares, the execution, delivery and performance of this Agreement, the compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) the certificate of incorporation, memorandum of association, articles of association, bye-laws, by-laws or other organizational document, as amended (any such document, a "Constitutional Document"), as the case may be, of the Company or any of its subsidiaries, (B) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (C) any statute or any order, rule or regulation of any court or governmental agency or body, any stock exchange authority or any other regulatory authority (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clause (C), as would not, individually or in the aggregate, result in a Material Adverse Effect.

(m) No consent, approval, authorization, order, registration or qualification of or with any Governmental Agency (hereinafter referred to as the "Governmental Authorizations") is required for the issue and delivery, upon Remarketing, of the Remarketed Perpetual Preference Shares or the consummation by the Company of the transactions contemplated hereby, except (A) the registration under the Securities Act of the Remarketed Perpetual Preference Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Remarketing Agent, (C) such Governmental Authorizations as may be required under state securities laws, Blue Sky laws, insurance securities laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Remarketed Perpetual Preference Shares by or for the account of the Remarketing Agent, (D) the filing of the Prospectus with the Registrar of Companies in Bermuda in accordance with Bermuda law and (E) such consents, approvals, authorizations, registrations or qualifications as may be required and have been obtained from the BMA.

(n) Except as disclosed in the Prospectus and any Remarketing Materials, all retrocessional and reinsurance treaties, contracts and arrangements that are filed as exhibits to the Registration Statement are in full force and effect; neither the Company nor any of the Designated Subsidiaries is (A) in violation of any of its Constitutional Documents or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement, or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (B), for any such defaults or violations that would not, individually or in the aggregate, result in a Material Adverse Effect or as otherwise waived or consented to by the parties or shareholders to which the Company or the Designated Subsidiaries owes any obligations under such agreements or documents.

(o) Except as disclosed in the Prospectus and any Remarketing Materials, the Company has no knowledge of any threatened or pending downgrading of the rating accorded the debt securities or preferred shares of the Company or the financial strength or claims-paying ability of the Company or any of the Designated Subsidiaries by A.M. Best Company, Inc., Standard & Poor's Ratings Service, a Division of The McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc. (collectively, the "Ratings Agencies" and, individually, a "Rating Agency"). The Ratings Agencies are the only "nationally recognized statistical rating organizations," as that term is defined by the Commission for purposes of Rule 463(g)(2) under the Securities Act, which currently rate the debt securities or preferred shares of the Company or the financial strength or claims-paying ability of the Company or any of the Designated Subsidiaries. None of the Ratings Agencies and no other nationally recognized statistical rating organization currently rates any other securities of the Company or any securities of its subsidiaries.

(p) Except as disclosed in the Prospectus and any Remarketing Materials, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others.

(q) The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

(r) Each of the Designated Subsidiaries and Aspen Specialty is duly licensed as an insurance brokerage company, insurer or reinsurer, as the case may be, under the insurance laws and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, "Insurance Laws") of each jurisdiction in which the conduct of its existing business as described in the Prospectus requires such licensing, except for such jurisdictions in which the failure to be so licensed would not, individually or in the aggregate, result in a Material Adverse Effect; provided, however, that the Company and the Remarketing Agent agree to modify in good faith the foregoing to the extent necessary to reflect changes in the circumstances in the Company or applicable laws or regulations since the date hereof; each of the Company, the Designated Subsidiaries and Aspen Specialty has made all required filings under applicable holding company statutes or other Insurance Laws in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, result in a Material Adverse Effect; except as described in the Prospectus and any Remarketing Materials, each of the Company, the Designated Subsidiaries and Aspen Specialty has all other necessary authorizations, approvals, orders, consents, certificates, licenses, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective existing businesses as described in the Prospectus and any Remarketing Materials and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications or their failure to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; none of the Company, the Designated Subsidiaries or Aspen Specialty has received any notification from any insurance regulatory authority or other governmental authority in the United States, Bermuda, the United Kingdom or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Company, the Designated Subsidiaries or Aspen Specialty to conduct its existing business as described in the Prospectus and any Remarketing Materials; and except as otherwise described in the Prospectus and any Remarketing Materials, no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or any of the Designated Subsidiaries.

(s) Each of the Company and the Designated Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) assets as recorded are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Each of the Company and the Designated Subsidiaries has filed all statutory financial returns, reports, documents and other information required to be filed pursuant to the applicable Insurance Laws of the United States and the various states thereof, Bermuda, the United Kingdom and each other jurisdiction applicable thereto, except where the failure, individually or in the aggregate, to file such return, report, document or information would not result in a Material Adverse Effect; and each of the Company and the Designated Subsidiaries maintains its books and records in accordance with, and is otherwise in compliance with, the applicable Insurance Laws of the United States and the various states thereof, Bermuda, the United Kingdom and each other jurisdiction applicable thereto, except where the failure to so maintain its books and records or be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect.

(u) (A) Any tax returns required to be filed by the Company or any of its subsidiaries, other than Aspen U.S., Aspen U.K. and Aspen U.K. Services, in any jurisdiction have been accurately prepared and timely filed and any taxes, including any withholding taxes, excise taxes, franchise taxes and similar fees, sales taxes, use taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest and (B) to the Company's knowledge, any tax returns required to be filed by Aspen U.S., Aspen U.K. and Aspen U.K. Services in any jurisdiction have been accurately prepared and timely filed and any taxes, including any withholding taxes, excise taxes, franchise taxes and similar fees, sales taxes, use taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from Aspen U.S. have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest, in either case (1) except to the extent that the failure to so file or pay would not result in a Material Adverse Effect and (2) other than those tax returns that would be required to be filed or taxes that would be payable by the Company or any of its subsidiaries if (a) any of them was characterized as a "personal holding company" as defined in Section 542 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) any of them other than Aspen Specialty, Aspen U.S., Aspen U.S. Holdings, Aspen U.S. Services and Aspen Re America (collectively, the "U.S. Subsidiaries") was characterized as engaged in a U.S. trade or business, and (c) any of them other than Aspen U.K., Aspen U.K. Holdings and Aspen U.K. Services (collectively, the "U.K. Subsidiaries") was characterized as resident, managed and controlled or carrying on a trade through a branch or agency in the United Kingdom; no deficiency assessment with respect to a proposed adjustment of the Company's or any of its subsidiaries' taxes is pending or, to the best of the Company's knowledge, threatened; and there is no tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries, in either case, which would have a Material Adverse Effect.

(v) Each of the Company and Aspen Bermuda have received from the Bermuda Minister of Finance an assurance under the Exempted Undertakings Tax Protection Act 1966, as amended, of Bermuda to the effect set forth in the Prospectus under the caption "Material Tax Considerations—Taxation of Aspen Holdings and Subsidiaries—Bermuda," and the Company has not received any notification to the effect (and is not otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government; provided, however, that the Company and the Remarketing Agent agree to modify in good faith the foregoing to the extent necessary to reflect changes in the circumstances in the Company or applicable laws or regulations since the date hereof.

(w) Based upon and subject to the assumptions and qualifications set forth in the Prospectus under the caption "Material Tax Considerations," the Company does not believe (A) that either the Company or any of its subsidiaries currently should be (1) treated as a "passive foreign investment company" as defined in Section 1297(a) of the Code, (2) characterized as a "personal holding company" as defined in Section 542 of the Code, (3) except for the U.S. Subsidiaries, considered to be engaged in a trade or business within the United States for purposes of Section 864(b) of the Code (although the Internal Revenue Service may be able to successfully assert that Aspen U.K. has a U.S. trade or business and a U.S. permanent establishment as a result of the binding authorities previously granted to Wellington Underwriting Inc. by Aspen U.K. and likely will be able to successfully assert that Aspen U.K. has a U.S. trade or business and a permanent establishment as a result of the binding authorities granted to Aspen Re America by Aspen U.K.), or (4) except for the U.K. Subsidiaries, characterized as resident, managed or controlled or carrying on a trade through a branch or agency in the United Kingdom or (B) that any U.S. person who owns shares of capital of the Company directly or indirectly through foreign entities should be treated as owning (directly, indirectly through foreign entities or by attribution pursuant to Section 958(b) of the Code) 10% or more of the total voting power of the Company or any of its foreign subsidiaries; and to the best of the Company's knowledge, in the event that the Internal Revenue Service were to be successful in asserting that Aspen U.K. has a U.S. trade or business as a result of the binding authorities previously granted to Wellington Underwriting Inc. and Aspen Re America by Aspen U.K., it would not result in a Material Adverse Effect.

(x) Aspen U.K. and Aspen Bermuda intend to operate in a manner that is intended to ensure that the related person insurance income of either of Aspen U.K. or Aspen Bermuda does not equal or exceed 20% of each such company's gross insurance income for any taxable year in the foreseeable future; provided, however, that the Company and the Remarketing Agent agree to modify in good faith the foregoing to the extent necessary to reflect changes in the circumstances in the Company or applicable laws or regulations since the date hereof.

(y) The audited consolidated financial statements included or incorporated by reference in the Registration Statement, the Prospectus and any Remarketing Materials, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise disclosed in the Registration Statement, Prospectus and any Remarketing Materials, said consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved; the supporting schedules included or incorporated by reference in the Registration Statement present fairly, in all material respects, in accordance with U.S. GAAP, the information required to be stated therein; and the selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, Prospectus and any Remarketing Materials present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement.

(z) KPMG Audit plc, who has certified certain financial statements of the Company and its subsidiaries, is an independent public accountant as required by the Securities Act and the Rules and Regulations; provided, however, that the Company and the Remarketing Agent agree to modify in good faith the foregoing to the extent necessary to reflect changes in the circumstances in the Company or applicable laws or regulations since the date hereof.

(aa) The Company and, to the knowledge of the Company, the Company's directors and officers, in their capacities as such, are in compliance with the currently applicable provisions of the Sarbanes-Oxley Act of 2002.

(bb) The Ordinary Shares have been registered pursuant to Section 12 of the Exchange Act and the outstanding Ordinary Shares have been listed. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or delisting the Ordinary Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

Section 3.    Fees and Expenses.

(a) For the performance of its services as Remarketing Agent hereunder, the Remarketing Agent shall, on the Settlement Date, deduct from the aggregate proceeds from the Remarketing, a remarketing fee equal to $0.50 per Remarketed Perpetual Preference Share multiplied by the number of Remarketed Perpetual Preference Shares.

(b) The Company agrees to pay the costs incident to the preparation and printing of the Registration Statement, any Statutory Prospectus, any Issuer Free Writing Prospectus, the Prospectus and other Remarketing Materials and any amendments or supplements thereto; the costs of distributing the Registration Statement, any Statutory Prospectus, any Issuer Free Writing Prospectus, the Prospectus and other Remarketing Materials and any amendments or supplements thereto; the fees and expenses of qualifying the Remarketed Perpetual Preference Shares under the securities laws of the several jurisdictions as provided in Section 4 and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent); all other costs and expenses incident to the performance of the obligations of the Company; and the reasonable fees and expenses of outside counsel to the Remarketing Agent in connection with their duties hereunder.

Section 4.    Further Agreements of the Company.

The Company agrees to use commercially reasonable efforts:

(a) To prepare any registration statement or prospectus, if required, in connection with the Remarketing, in a form approved by the Remarketing Agent and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Perpetual Preference Shares; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of any of the Remarketed Perpetual Preference Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b) To furnish promptly to the Remarketing Agent and to counsel to the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(c) To pay the applicable Commission filing fees relating to the Remarketed Perpetual Preference Shares within the time required by Rule 456(b)(1) without regard to the proviso therein.

(d) To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (ii) each Statutory Prospectus, the Prospectus and any amended or supplemented Prospectus; (iii) each Issuer Free Writing Prospectus; (iv) any document incorporated by reference in any Statutory Prospectus or the Prospectus (excluding exhibits thereto); and (v) any other Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

(f) Prior to filing with the Commission any amendment or supplement to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly after reasonable notice.

(g) As soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's security holders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

(h) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any of the Remarketed Perpetual Preference Shares for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Remarketed Perpetual Preference Shares; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not so qualified.

(i) If in connection with any Remarketing, it shall not be possible, in the view of counsel (which need not be an opinion) for each of the Remarketing Agent and the Company, under applicable law, regulations or interpretations in effect as of any Remarketing Date to register the offer and sale by the Remarketing Agent of the Remarketed Perpetual Preference Shares under the Securities Act as otherwise contemplated by Section 1, the Company (i) shall use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper and advisable to permit and effectuate the offer and sale of the Remarketed Perpetual Preference Shares in connection with any Remarketing hereunder without registration under the Securities Act pursuant to an exemption therefrom, if available, including the exemption afforded by Rule 144A promulgated under the Securities Act by the Commission, and (ii) if requested by the Remarketing Agent, shall furnish a current preliminary remarketing memorandum and a current final remarketing memorandum (in such quantities as the Remarketing Agent may reasonably request) to be used by the Remarketing Agent in any Remarketing hereunder, in each case by a date that is not later than (A) the second Settlement Period Trading Day after the last day of the Remarketing Election Period in the case of a Remarketing to occur on the Initial Remarketing Date, (B) the seventh Settlement Period Trading Day after the last day of the Remarketing Election Period in the case of a Remarketing to occur on the Second Remarketing Date, (C) the twelfth Settlement Period Trading Day after the last day of the Remarketing Election Period in the case of a Remarketing to occur on the Third Remarketing Date or (D) seventeenth Settlement Period Trading Day after the last day of the Remarketing Election Period in the case of a Remarketing to occur on the Final Remarketing Date (or in any case such earlier date as the Remarketing Agent may reasonably request). The Company shall pay all expenses relating thereto.

(j) The Company shall use its commercially reasonable efforts to (i) do and perform all things required to be done and performed by it under this Agreement and, under Section 12 of the Certificate of Designation of the Perpetual Preference Shares, and (ii) to satisfy all conditions precedent on its part to the obligations of the Remarketing Agent to Remarket the Remarketed Perpetual Preference Shares under this Agreement, prior to or on the Settlement Date, as applicable.

Section 5.    Free Writing Prospectuses.

(a) The Company represents and agrees that, unless it obtains the prior consent of the Remarketing Agent, it has not made and will not make any offer relating to the Remarketed Perpetual Preference Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(b) The Company will prepare a final term sheet relating to the Remarketed Perpetual Preference Shares, containing only information that describes the final terms of the Remarketed Perpetual Preference Shares and otherwise in a form consented to by the Remarketing Agent, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities. Any such final term sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.

Section 6.    Conditions to the Remarketing Agent's Obligations.

The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, to the performance by the Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

(a) Any Prospectus required in connection with the Remarketing shall have been timely filed with the Commission; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for additional information shall have been complied with to the Remarketing Agent's satisfaction.

(b) The Remarketing Agent shall not have discovered and disclosed to the Company prior to the Settlement Date that the Registration Statement, the Prospectus, the General Disclosure Package or the Remarketing Materials or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus and the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) The Remarketing Agent shall have received an opinion, dated the Settlement Date, of LeBoeuf, Lamb, Greene & MacRae LLP, special U.S. counsel for the Company, substantially in the form of Annex I to the Underwriting Agreement, appropriately modified to include the Remarketing and the Remarketed Perpetual Preference Shares.

(e) The Remarketing Agent shall have received an opinion, dated the Settlement Date, of Appleby Spurling Hunter, Bermuda counsel for the Company, substantially in the form of Annex II to the Underwriting Agreement, appropriately modified to include the Remarketing and the Remarketed Perpetual Preference Shares.

(f) The Remarketing Agent shall have received an opinion, dated the Settlement Date, of LeBoeuf, Lamb, Greene & MacRae, U.K. counsel for the Company, substantially in the form of Annex III to the Underwriting Agreement, appropriately modified to include the Remarketing and the Remarketed Perpetual Preference Shares.

(g) The Remarketing Agent shall have received an opinion, dated the Settlement Date, of David Curtin, General Counsel to the Company, substantially in the form of Annex IV to the Underwriting Agreement, appropriately modified to include the Remarketing and the Remarketed Perpetual Preference Shares.

(h) On each Remarketing Date and on the Settlement Date, KPMG Audit Plc shall have furnished to the Remarketing Agent a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Remarketing Agent.

(i) The Remarketing Agent shall have received a certificate or certificates, on Settlement Date of the Chief Executive Officer and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Settlement Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and (iv)

subsequent to the date of the most recent financial statements in the Prospectus or any Remarketing Materials, there has been no material adverse change, or any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or any Remarketing Materials.

(j) Subsequent fifteen Business Days prior to the Initial Remarketing Date, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the reasonable judgment of the Remarket Agent, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Remarketed Perpetual Preference Shares; (ii) any downgrading in the rating of any debt securities or preferred shares of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred shares of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S., U.K., Bermudian or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Remarket Agent, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Remarketed Perpetual Preference Shares, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by United States federal, New York, U.K. or Bermudian authorities; (vii) a change or development involving a prospective change in Bermuda taxation affecting the Company, the Remarketed Perpetual Preference Shares or the Ordinary Shares or transfers thereof; (viii) any major disruption of settlements of securities or clearance services in the United States, United Kingdom or Bermuda or (ix) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, the United Kingdom or Bermuda, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Remarketing Agent, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Remarketed Perpetual Preference Shares.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

Section 7.    Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless the Remarketing Agent, its directors, officers and employees and each person, if any, who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or Remarketing Materials or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for use therein.

(b) The Remarketing Agent will indemnify and hold harmless the Company, its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or Remarketing Materials or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for use therein.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any proceeding without its prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agent on the other from the Remarketing or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Remarketing (before deducting expenses) bear to the total fees received by the Remarketing Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Remarketing Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the fees under Section 3 exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Remarketing Agent under this Section shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act; and the obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

Section 8.    Resignation and Removal of the Remarketing Agent.

The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days' prior written notice, in the case of a resignation, to the Company and DTC and, in the case of a removal, the removed Remarketing Agent and DTC; provided however, that: (i) the Company may not remove the Remarketing Agent unless (A) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding; (B) the Remarketing Agent shall not be among the 15 underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Settlement Date; or (C) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder. Notwithstanding any other provision in this Section 8, no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a Remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use commercially reasonable efforts to appoint a successor Remarketing Agent and enter into such a Remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 3 and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

Section 9.    Dealing in the Remarketed Perpetual Preference Shares.

The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Perpetual Preference Shares. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Perpetual Preference Shares may be entitled to exercise or take pursuant to the Certificate of Designation for the Perpetual Preference Shares with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder. Nothing herein shall be deemed to obligate the Remarketing Agent to purchase any of the Remarketed Perpetual Preference Shares that would otherwise remain unsold in a Remarketing, or to obligate either the Remarketing Agent or the Company to make payment upon tender of Remarketed Perpetual Preference Shares in connection with a Remarketing.

Section 10.    Remarketing Agent's Performance; Duty of Care.

The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Certificate of Designation for the Perpetual Preference Shares. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Certificate of Designation for the Perpetual Preference Shares. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Certificate of Designation for the Perpetual Preference Shares as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Perpetual Preference Shares in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

Section 11.    Termination.

This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 8. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m. (New York City time) on the Settlement Date if, prior to that time, any of the events described in Sections 6(j) shall have occurred. The provisions of Sections 3 and 7 shall survive any such termination.

Section 12.    Notices.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Remarketing Agent, shall be delivered or sent by mail, commercial overnight courier or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Steven R. Halperin (Fax: 212-526-3633), with a copy, in the case of any notice pursuant to Section 7(c) to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, New York 10022; and

(b) if to the Company shall be delivered or sent by mail, commercial overnight courier or facsimile transmission to Aspen Insurance Holdings Limited, 11 Victoria Street, 3rd Floor, Hamilton HM11, Bermuda, Attention: Chief Financial Officer (Fax: 1-441-295-1829).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

Section 13.    Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent and the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that: (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act; and (y) the indemnity agreement of the Remarketing Agent contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Notwithstanding the foregoing, each Holder of Remarketed Perpetual Preference Shares shall be a third party beneficiary of the agreements made hereunder by the Company and the Remarketing Agent, provided, however, that no such Holder shall have any legal or equitable right, remedy or claim under or in respect of this Agreement except to the extent that a Final Failed Remarketing has occurred as a result of a failure by the Company to use its commercially reasonable efforts to perform any obligation hereunder. In addition, the Remarketing Agent shall not have any legal or equitable right, remedy or claim under or in respect of Section 4(j). Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 14.    Submission to Jurisdiction and Service of Process.

(a) The Company irrevocably (i) submits to the jurisdiction of any court of the State of New York in New York County or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (ii) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) agrees not to commence any Proceeding other than in such courts, and (v) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

(b) The Company agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement against the Company in any court of the State of New York or any United States federal court, in each case, sitting in the Borough of Manhattan, City and State of New York, may be made upon CT Corporation System at 111 Eighth Avenue, New York, New York 10011, whom the Company irrevocably appoints as its authorized agent for service of process. The Company represents and warrants that CT Corporation System has agreed to act as the Company's agent for service of process. The Company agrees that such appointment shall be irrevocable until the irrevocable appointment by the Company of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Company further agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to act as the agent for service of process for the Company, the Company shall appoint without delay, another such agent and provide prompt written notice to of such appointment.

Section 15.    Survival.

The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 16.    Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 17.    Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 18.    Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,
ASPEN INSURANCE HOLDINGS LIMITED

By:	/s/ Julian Cusack Name: Julian Cusack Title: Chief Financial Officer

LEHMAN BROTHERS INC.

By:	/s/ Michael Hrynuik Authorized Representative